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                                                              EXHIBIT 23.2

                        CONSENT OF PATENT COUNSEL

  We consent to the reference made to us under the caption "Experts" in the Prospectus included in this Registration Statement.

                                          Darby & Darby, P.C.



                                          By: /s/ S. Peter Ludwig
                                              --------------------
                                              S. PETER LUDWIG
New York, New York
March 31, 1997